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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the incorporation by reference in Registration Statement No. 33-75848 on Form S-4 of First Community Corporation of our report dated February 25, 2005, appearing in this Amendment to Annual Report on Form 10-KSB/A of First Community Corporation for the year ended December 31, 2004.

                                     /s/ Crowe Chizek and Company LLC

Brentwood, Tennessee
July 25, 2005

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